John Hancock Retirement Funds
                   Supplement to the Class R Shares Prospectus
                               Dated March 1, 2006



John Hancock Classic Value Fund


On page 6, under the "GOAL AND STRATEGY" section, in the first paragraph delete the last sentence which reads: "The fund is non-diversified and may invest more than 5% of assets in securities of individual companies."

On page 7 under the "MAIN RISKS" section, delete the first bulleted sentence which reads: "If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer."














MFRPS5   5/06                                                      May 24, 2006